================================================================================


                 CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III

                           (A Delaware Limited Partnership
                        Organized to Serve as General Partner
                of Conning Insurance Capital Limited Partnership III
                          and Investment General Partner of
                Conning Insurance Capital International Partners III)

                                AMENDED AND RESTATED
                            LIMITED PARTNERSHIP AGREEMENT
                            -----------------------------

                             Dated as of March 18, 1994


================================================================================





THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND WITH THE APPROVAL OF THE GENERAL PARTNER. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III

                                Amended and Restated
                           Limited Partnership Agreement

                                 Table of Contents
                                 -----------------
                                                                                Page
                                                                                ----
I.     DEFINITIONS                                                                 1

       1.1  Definitions                                                            1

II.    ORGANIZATION                                                                1

       2.1  Continuation of Limited Partnership                                    1
       2.2  Name                                                                   1
       2.3  Address                                                                1
       2.4  Purpose                                                                2
       2.5  Powers                                                                 2

III.   GENERAL PARTNER                                                             2

       3.1  Name, Address and Subscription                                         2
       3.2  Management and Control of the Partnership                              2
       3.3  Powers                                                                 2
       3.4  Certificate of Limited Partnership                                     3
       3.5  Duty of Care                                                           3
       3.6  No Salary                                                              4
       3.7  Tax Matters Partner                                                    5

IV.    LIMITED PARTNERS                                                            5

       4.1  Names, Addresses and Subscriptions                                     5
       4.2  Limited Liability                                                      6
       4.3  No Control of Partnership                                              6
       4.4  Bankruptcy, etc.                                                       6

V.     ADMISSION OF ADDITIONAL LIMITED PARTNERS                                    6

       5.1  Admission of Additional Limited Partners                               6
       5.2  Capital Contribution                                                   6
       5.3  Accession to Agreement                                                 7

VI.    CAPITAL OF THE PARTNERSHIP                                                  7

       6.1  Capita1 Contributions                                                  7
       6.2  No Interest or Withdrawals                                             7

                                    - i -

VII.   ACCOUNTS                                                                    7

       7.1  Capital Accounts                                                       7
       7.2  Accounting for Distributions in Kind                                   7
       7.3  Compliance With Treasury Regulations                                   8

VIII. ALLOCATIONS                                                                  8

       8.1  General                                                                8
       8.2  Net Gain or Loss                                                       8
       8.3  Timing of Allocations on Distributions in Kind                         8
       8.4  Regulatory Allocations                                                 9
       8.5  Adjustments to Reflect Chance in Interests                            11
       8.6  Tax Allocations                                                       11
       8.7  Timing of Allocations                                                 12

IX.    DISTRIBUTIONS                                                              12

       9.1  Timing of Distributions                                               12
       9.2  Tax Distributions                                                     12
       9.3  Additional Distributions                                              13
       9.4  Operational Rules                                                     13
       9.5  Tax Withholding                                                       14
       9.6  Certain Distributions Prohibited                                      14
       9.7  Consent to Distributions                                              14

X.     VALUATION OF PARTNERSHIP ASSETS                                            15

       10.1  Valuation by General Partner                                         15
       10.2  Goodwill                                                             15

XI.    DURATION OF PARTNERSHIP                                                    15

       11.1  Term of Partnership                                                  15
       11.2  Dissolution Upon Withdrawal of General Partner                       15
       11.3  No Dissolution on Events Affecting Limited Partners                  15
       11.4  Extension of Term                                                    15

XII.   LIQUIDATION OF PARTNERSHIP INTERESTS                                       15

       12.1  General Provisions                                                   15
       12.2  Liquidating Distributions                                            16
       12.3  Expenses of Liquidator(s)                                            16
       12.4  Duration of Liquidation                                              16
       12.5  Duty of Care                                                         16
       12.6  No Liability for Return of Capital                                   17

                                    - ii -

XIII.  LIMITATION ON TRANSFER OF INTERESTS OF LIMITED PARTNERS OR
        RETIRED PARTNERS                                                          17

       13.1  Consent of General Partner to Transfers                              17
       13.2  Opinion of Counsel                                                   17
       13.3  Expenses                                                             17
       13.4  Substitution of Limited Partners or Retired Partners                 18
       13.5  Covenants of Limited Partners and Retired Partners                   18

XIV.   WITHDRAWAL OF PARTNERSHIP INTERESTS                                        19

       14.1  Withdrawals Generally Prohibited                                     19
       14.2  Withdrawal upon Death, Disability, Bankruptcy or Termination
             of Employment                                                        19

XV.    RETIRED LIMITED PARTNERS                                                   19

       15.1  General                                                              19
       15.2  Adjustments to Reflect Retirement                                    19
       15.3  Retired Partner Participation                                        20

XVI.   LIMITATION ON TRANSFER OF INTEREST OF THE GENERAL PARTNER                  20

XVII.  INDEMNIFICATION                                                            20

       17.1  General Provisions                                                   20
       17.2  Advance Payment of Expenses                                          21
       17.3  Insurance                                                            22
       17.4  Limitation or Expansion by Law                                       22

XVIII. ACCOUNTING, RECORDS AND REPORTS                                            22

       18.1  Fiscal Year                                                          22
       18.2  Keeping of Accounts and Records                                      23
       18.3  Inspection Rights                                                    23
       18.4  Annual Financial Statements                                          23
       18.5  Accounting Method                                                    24

XIX.   WAIVER AND AMENDMENT                                                       24

XX.    GENERAL PROVISIONS                                                         24

       20.1  Notices                                                              24
       20.2  Power of Attorney                                                    24
       20.3  Waiver of Partition                                                  26
       20.4  Additional Documents                                                 26
       20.5  Binding on Successors                                                26
       20.6  Counterparts                                                         26
       20.7  Voting                                                               26
       20.8  Governing Law                                                        26

                                    - iii -

       20.9  Securities Act Matters                                               26
       20.10 Authority of General Partner                                         27
       20.11 Contract Construction                                                27
       20.12 Section Headings                                                     27

Names, Addresses, Subscriptions and Percentage Interests of Partners      Schedule A
Vesting Schedules                                                         Schedule B
General Partner's Intention to Reduce Percentage Interest                 Schedule C
Table of Definitions                                                      Appendix A

                 CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III

                                Amended and Restated
                            Limited Partnership Agreement
                            -----------------------------

      AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT, dated as of this 18th day of March, 1994 by and among Conning & Company, a Connecticut corporation, as general partner (the "General Partner") and any individuals, firms, corporations, and other entities who are admitted to the limited partnership formed hereby on or after the effective date of this Agreement who are listed on Schedule A hereto and who execute a counterpart of this
                  ----------
Agreement as limited partners (such limited partners being referred to herein as the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to herein collectively as the "Partners".

      The General Partner and John B. Clinton formed the Partnership by executing the Limited Partnership Agreement of Conning Investment Partners Limited Partnership III, dated as of December 28, 1993 (the "Partnership Agreement") and by filing with the Secretary of State of Delaware a Certificate of Limited Partnership on December 28, 1993.

      The Partnerships of the Partnership desire to amend and restate the Partnership Agreement as hereinafter provided, and in consideration of the premises and the agreements herein contained and intending to be legally bound hereby agree that the Partnership Agreement shall be amended and restated in whole to read as follows:

                              ARTICLE I - DEFINITIONS.
                              -----------------------

      1.1   DEFINITIONS.  Capitalized terms used herein without definitions
            -----------
shall have the meanings assigned to them in Appendix A hereto.
                                            ----------

                             ARTICLE II - ORGANIZATION.
                             -------------------------

      2.1   CONTINUATION OF LIMITED PARTNERSHIP.  The Partners agree to carry
            -----------------------------------
on a limited partnership (the "Partnership") subject to the terms of this Agreement in accordance with the provisions of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act").

      2.2   NAME.  The name of the Partnership is "Conning Investment
            ----
Partners Limited Partnership III" The General Partner may change the name of the Partnership to such other name as the General Partner may determine at any time, upon written notice to all Partners indicating such new name.

      2.3   ADDRESS.  The initial address of the Partnership's registered
            -------
office in Delaware is 32 Loockerman Square, Suite L-130, Dover, County of Kent, and its initial registered agent at such address for service of process is The Prentice-Hall Corporation System, Inc. The initial principal office of the Partnership shall be located at CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103-4105. The General Partner may change the location of the principal office of the Partnership to such other location within the United States as the General Partner may determine at any time, upon written notice to all the Partners indicating the new location of such principal office. The General Partner may cause the Partnership to open such additional offices at such other locations as the General Partner in its sole discretion may determine.

      2.4   PURPOSE.  The principal purpose of the Partnership is to organize
            -------
and act as the general partner of Conning Insurance Capital Limited Partnership III (the "Domestic Fund"), a Delaware limited partnership, and as Investment General Partner of Conning Insurance Capital International Partners III, a Cayman Islands limited partnership (the "Offshore Fund"); the Domestic Fund and the Offshore Fund are each referred to as a "Fund" and collectively referred to as the "Funds") and in furtherance thereof to engage in any lawful act or activity for which limited partnerships may be organized under the laws of the State of Delaware.

      2.5   POWERS.  Subject to all of the terms and provisions hereof, the
            ------
Partnership shall have all the powers available to it as a limited partnership under the laws of the State of Delaware.

                           ARTICLE III - GENERAL PARTNER.
                           -----------------------------

      3.1   NAME, ADDRESS AND SUBSCRIPTION.  The name and address of the
            ------------------------------
General Partner, its Subscription and its percentage interest in certain Partnership allocations to be made hereunder ("Percentage Interest") are set forth in Schedule A. Schedule A shall be amended from time to time, without
         ----------   ----------
the consent of any Partner, to reflect any changes in the Subscription of the General Partner occurring pursuant to the provisions of this Agreement.

      3.2   MANAGEMENT AND CONTROL OF THE PARTNERSHIP.  Subject to the
            -----------------------------------------
provisions of this Agreement, the management, policies and control of the Partnership shall be vested exclusively in the General Partner. Limited Partners may, to the extent expressly provided in this Agreement, possess or exercise any of the powers, or have or act in any of the capacities, permitted under Section 17-303(b) of the Delaware Act for limited partners who are deemed thereby not to participate in the control of the affairs of a limited partnership.

      3.3   POWERS.  Subject to the provisions of this Agreement, the General
            ------
Partner shall have the power on behalf and in the name of the Partnership to carry out and implement any and all of the purposes of the Partnership set forth in Section 2.4 and to exercise any of the powers of the Partnership set forth in Section 2.5, including, without limitation, the power to:

            (a) open, maintain and close accounts with brokers and give instructions or directions in connection therewith;

            (b) open, maintain and close bank accounts and draw checks or other orders for the payment of money;

            (c) receive, receipt for and dispose of and deal in all securities, checks, money and other assets or liabilities of the Partnership;

            (d) hire employees or retain investment bankers, attorneys, accountants, consultants, custodians, contractors and other agents, and pay them compensation;

            (e) execute on behalf of the Partnership, as general partner of the Fund, any agreement between the Partnership and the Fund or any amendment or termination thereof;

            (f) enter into, make and perform such contracts, agreements and other undertakings, and do any and all such other acts required of the Partnership or the Fund with respect to the Partnership's or the Fund's interest in any corporation, partnership, limited partnership, trust, association or other entity or activity, including but not limited to entering into agreements with respect to such interests, which agreements may contain such terms, conditions and provisions as the General Partner in its sole discretion shall approve;

            (g) make all elections for the Partnership that are permitted under tax or other applicable laws, including, without limitation, an election under Section 754 of the Code; and

            (h) maintain one or more offices within or without the State of Connecticut and in connection therewith rent or acquire office space and do such other acts as may be advisable in connection with the maintenance of such offices; provided, however, that maintaining such offices, renting or acquiring office space and doing any such other acts shall not affect the limited liability of the Limited Partners as set forth in Section 4.2 hereof.

      3.4   CERTIFICATE OF LIMITED PARTNERSHIP.  The General Partner shall
            ----------------------------------
file for record with the appropriate public authorities and, if required, publish the Certificate of Limited Partnership of the Partnership and any amendments thereto, and shall take all such other action as may be required to preserve the limited liability of the Limited Partners in any jurisdiction in which the Partnership shall conduct its activities.

      3.5   DUTY OF CARE.  The General Partner shall exercise its best
            ------------
judgment in conducting the Partnership's operations and in performing its other duties hereunder. The General Partner shall not incur any liability to the Partnership, any Partner or any other Person for any loss suffered by the Partnership or such other Partner or Person which arises out of any action or omission of the General Partner or any Affiliate of the General Partner assisting the General Partner, at the General Partner's request, in performing the General Partner's duties hereunder, provided that (a) the General Partner or such Affiliate of the General Partner acted in good faith and in a manner such Person reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and (b) such course of conduct did not constitute gross negligence or willful misconduct of the General Partner or such Affiliate of the General Partner. No Affiliate of the General Partner shall incur any liability to the Partnership, any Partner or any other Person for any loss suffered by the Partnership or such other Partner or Person which arises out of any action or omission of the General Partner, or out of any action or omission of such Affiliate of the General Partner taken or suffered by such Affiliate of the General Partner in the course of providing assistance to the General Partner at the General Partner's request, provided that (1) such Affiliate of the General Partner acted in good faith and in a manner such Affiliate of the General Partner reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful, and (2) such course of conduct did not constitute gross negligence or willful misconduct of such Affiliate of the General Partner.
No Affiliate of the General Partner shall be liable for any action taken or omitted by any other Affiliate of the General Partner unless such action or omission was taken or suffered by such other Affiliate of the General Partner while acting as an agent of such Affiliate of the General Partner and, with respect to such action or omission, such other Affiliate of the General
Partner did not satisfy the requirements of clauses (1) and (2) of the preceding sentence. Neither the General Partner nor any Affiliate of the General Partner shall be liable for the negligence, whether of omission or commission, dishonesty or bad faith of any employee, broker or other agent of the Partnership selected by the General Partner with reasonable care. The General Partner and each Affiliate of the General Partner shall be fully protected and justified with respect to any action or omission taken or suffered by any of them in good faith if such action or omission is taken or suffered in reliance upon and in accordance with the opinion or advice as to matters of law of legal counsel, or as to matters of accounting of accountants, selected by any of them with reasonable care. In addition, the General Partner and each of its Affiliates shall be entitled to indemnification by the Partnership to the extent provided in Article XVII hereof.

      3.6   NO SALARY.  The General Partner shall receive no salary or other
            ---------
compensation from the Partnership, but shall be entitled to its share of allocations and distributions made by the Partnership determined in the manner set forth herein.

      3.7   TAX MATTERS PARTNER.  The tax matters partner, as defined in
            -------------------
Section 6231 of the Code, of the Partnership shall be the General Partner (the "Tax Matters Partner"). The Tax Matters Partner shall not resign as Tax Matters Partner unless, on the effective date of such resignation, the Partnership has designated another general partner as Tax Matters Partner and that general partner has given its consent in writing to its appointment as Tax Matters Partner. The Tax Matters Partner shall receive no additional compensation from the Partnership for its services in that capacity, but all expenses incurred by the Tax Matters Partner in such capacity shall be borne by the Partnership. The Tax Matters Partner is authorized to employ such accountants, attorneys and agents as it, in its sole discretion, determines are necessary to or useful in the performance of its duties. Any Person who serves as Tax Matters Partner shall not be liable to the Partnership or to any Partner for any action it takes or fails to take as Tax Matters Partner with respect to any administrative or judicial proceeding involving "partnership items" (as defined in Section 6231 of the Code) of the Partnership, unless such action or failure to act constitutes a violation of the General Partner's duty of care set forth in Section 3.5.

                           ARTICLE IV - LIMITED PARTNERS.
                           -----------------------------

      4.1   NAMES, ADDRESSES AND SUBSCRIPTIONS.  The names and addresses of
            ----------------------------------
the Limited Partners and their respective Subscriptions and Percentage
Interests are set forth in the supplements referred to on Schedule A.
                                                          ----------
Schedule A and the supplements shall be amended from time to time, without
----------
the consent of any Partner, to reflect any changes in the identity, Subscriptions or Percentage Interests of the Limited Partners occurring pursuant to the terms of this Agreement. The General Partner may, without the consent of any Partner, at any time or from time to time increase the Percentage Interest of any Limited Partner by reduction of the General
Partner's Percentage Interest. In addition, on one or more occasions on or before January 25, 1998, in connection with the admission of any new Limited Partner(s), the General Partner may reduce the Percentage Interest of any Limited Partner or Retired Partner (which reductions shall be done on a pro rata basis as to all Limited Partners and Retired Partners on each occasion, subject to a lesser reduction in the case of a particular Limited Partner due to the limitation set forth below on the maximum amount by which any Limited Partner's or Retired Partner's Percentage Interest may be reduced) and reallocate such reduction amounts to such new Limited Partner(s), with the maximum reduction for any Limited Partner or Retired Partner being ten percent (10%) of the total maximum Percentage Interest held by such Limited Partner or Retired Partner at such time, after reducing such ten percent (10%) amount by all previous reductions pursuant to this provision. It is the intent of the General Partner to reduce its Percentage Interest (and to correspondingly increase the Percentage Interest of the Limited Partners in the aggregate) to 40% by January 31, 1997, according to Schedule C.

      4.2   LIMITED LIABILITY.  The liability of each of the Limited Partners
            -----------------
to the Partnership shall be limited to the sum of (1) any unpaid capital contributions which it agreed to make to the Partnership, to the extent provided in Section 17-502(b) of the Delaware Act; and (2) any distribution which such Limited Partner is required to return to the Partnership pursuant to Section 17-607(b) of the Delaware Act.

      4.3   NO CONTROL OF PARTNERSHIP.  No Limited Partner, in his capacity
            -------------------------
as such, shall take any part in the control of the affairs of the Partnership, or undertake any activities on behalf of the Partnership, or have any power to sign for or to bind the Partnership.

      4.4   BANKRUPTCY, ETC.  The bankruptcy, liquidation, dissolution, death
            ----------------
or incompetency of a Limited Partner shall not result in the termination of the Partnership, but the rights of such Limited Partner under this Agreement shall accrue to such Limited Partner's successor or estate.

                ARTICLE V - ADMISSION OF ADDITIONAL LIMITED PARTNERS.
                ----------------------------------------------------

      5.1   ADMISSION OF ADDITIONAL LIMITED PARTNERS.
            ----------------------------------------

            (a) The General Partner may admit to the Partnership one or more additional Limited Partners.

            (b) Upon the admission of an additional Limited Partner, the General Partner shall (1) determine the Percentage Interest and Subscription of such additional Limited Partner and (2) cause the General Partner's Percentage Interest to be reduced to reflect the Percentage Interest allocated to the additional Limited Partner or make such other adjustments to the Percentage Interests of the Partners as the General Partner, with the consent of each affected Limited Partner, shall determine.

      5.2   CAPITAL CONTRIBUTION.  Upon the admission of any new Limited
            --------------------
Partner, such new Limited Partner shall make a capital contribution to the Partnership in the amount equal to its Subscription.

      5.3   ACCESSION TO AGREEMENT.  Each Person who is to be admitted as an
            ----------------------
additional Limited Partner shall accede to this Agreement by executing, together with the General Partner, an amendment to this Agreement providing for such admission. In addition, the General Partner shall execute, file and, where necessary, record any required amendments to the Partnership's Certificate of Limited Partnership. The admission of additional Limited Partners to the Partnership shall be effective upon the execution of the necessary amendment to this Agreement or such later effective date as is set forth in such amendment.

                      ARTICLE VI - CAPITAL OF THE PARTNERSHIP.
                      ---------------------------------------

      6.1   CAPITAL CONTRIBUTIONS.  The General Partner shall make capital
            ---------------------
contributions to the Partnership as and when required to permit the Partnership to satisfy its obligations as General Partner or Investment General Partner of the Domestic Fund and Offshore Fund, respectively. Each Limited Partner shall make capital contributions equal in amount to its Subscription upon his, her or its admission to the Partnership.

      6.2   NO INTEREST OR WITHDRAWALS.  No interest shall accrue on any
            --------------------------
capital contribution made by a Partner, and no Partner shall have the right to withdraw or to be repaid any of his capital contributions so made, except as specifically provided in this Agreement.

                               ARTICLE VII - ACCOUNTS.
                               ----------------------

      7.1   CAPITAL ACCOUNTS.  There shall be established on the books of the
            ----------------
Partnership a capital account ("Capital Account") for each Partner that shall consist of such Partner's initial capital contribution to the Partnership,
(a) increased by (i) any additional capital contributions made by such Partner to the Partnership and (ii) any amounts from time to time added to the Capital Account of such Partner pursuant to Article VIII; and (b) decreased by (i) any distributions made to such Partner and (ii) any amounts from time to time subtracted from the Capital Account of such Partner pursuant to Article VIII.

      7.2   ACCOUNTING FOR DISTRIBUTIONS IN KIND.  For purposes of
            ------------------------------------
maintaining Capital Accounts when Partnership property is distributed in kind, (a) the Partnership shall treat such property as if it had been sold for its fair market value on the date of distribution as determined in accordance with Article X hereof; (b) any difference between the fair market value of such property as so determined and the Cost of such property shall constitute Net Gain or Loss and shall be allocated to the Capital Accounts of the Partners pursuant to Section 8.3(a), and (c) all property distributed in kind by the Partnership to a Partner shall be debited to that Partner's Capital Account at the fair market value of such property on the date of distribution (net of any liabilities secured by such distributed property that such

Partner is considered to assume or take subject to under Section 752 of the
Code).

      7.3   COMPLIANCE WITH TREASURY REGULATIONS.  The foregoing provisions
            ------------------------------------
and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 704(b) of the Code and Treasury Regulations Section 1.704-l(b), and shall be interpreted and applied in a manner consistent with such regulations. If the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such regulations, the General Partner may make such modification, provided the General Partner reasonably determines such modification is not likely to have a material effect on the amounts distributable to any Partner pursuant to Articles IX or XII hereof.

                             ARTICLE VIII - ALLOCATIONS.
                             --------------------------

      8.1   GENERAL.  Partnership income, gain, loss, deductions and expenses
            -------
shall be allocated to the Capital Accounts of the Partners in accordance with this Article VIII.

      8.2   NET GAIN OR LOSS.  (a) As of the end of each year of the
            ----------------
Partnership, and after giving effect to the allocations set forth in Sections 8.3, 8.4 and 8.6(b), the Net Gain or Loss of the Partnership for such fiscal period shall be allocated as follows:

            (a) All Net Gain or Loss attributable to allocations made by the Fund to the Partnership in its capacity as general partner of the Fund:

                  (i) which are made with respect to the capital contribution of the Partnership to the Fund shall be allocated to the General Partner; and

                  (ii) which are made other than with respect to the capital contribution of the Partnership to the Fund (e.g., the Partnership's "carried interest" in the profits or losses or net profits or losses of the Fund) shall be allocated among the Partners in proportion to their respective Percentage Interests.

            (b)   All Short-Term Income shall be allocated to the General
Partner.

            (c) All other Net Gain or Loss of the Partnership shall be allocated to all Partners in proportion to their respective Percentage Interests.

      8.3   TIMING OF ALLOCATIONS ON DISTRIBUTIONS IN KIND.  Any Net Gain or
            ----------------------------------------------
Loss of the Partnership that is attributable to a distribution of property in kind by the Partnership or the Fund shall be allocated as follows (subject to the remainder of this Article VIII):

            (a) Net Gain or Loss of the Partnership attributable to amounts allocated by the Fund to the Partnership in its capacity as the general partner of the Fund as a result of distributions in kind of Fund property shall be allocated to all Partners, at the time such allocations are made by the Fund, on the same basis that an equivalent amount of Net Gain or Loss attributable to Fund allocations would be allocated by the Partnership for a hypothetical fiscal year ending immediately prior to the distribution in kind by the Fund that gave rise to such Net Gain or Loss.

            (b) Net Gain or Loss resulting pursuant to Section 7.2 from the distribution by the Partnership of its property in kind shall be allocated to all Partners, immediately prior to the time such distribution is made, on the same basis that an equivalent amount of Net Gain or Loss not attributable to Fund allocations would be allocated for a hypothetical fiscal year ending immediately prior to the distribution in kind that gave rise to such Net Gain or Loss.

            (c)   For purposes of applying the loss allocation limitations of
Section 8.4 in the case of an allocation of Net Gain or Loss pursuant to subsections (a) or (b) above for a hypothetical fiscal year, the actual balances in the Partners' Capital Accounts shall be adjusted to reflect prior distributions in kind made during such hypothetical fiscal year by the Fund or the Partnership, but not any realized gains or losses of the Partnership for such hypothetical fiscal year.

      8.4   REGULATORY ALLOCATIONS.  The following provisions are included in
            ----------------------
order to comply with tax rules set forth in the Code and to permit the Partnership to obtain the benefits of a "safe harbor" provided by Treasury Regulation Section 1.704--1(b)(2)(ii)(d).
                                      -

            (a) If and to the extent that any allocation of Net Loss, Issuance Items or other items of loss, expense (or portion thereof) to any Partner would cause such Partner's Capital Account to be negative by an amount which exceeds such Partner's Restoration Amount or would further reduce a balance in such Partner's Capital Account that is already negative by an amount which exceeds such Partner's Restoration Amount, then such loss, expense or charge (or portion thereof) shall be allocated first to the Capital Accounts of the other Partners in proportion to the positive balances in their respective Capital Accounts until all such Capital Accounts are reduced to zero, then to the Capital Accounts of Partners with Restoration Amounts, in proportion to their respective Restoration Amounts, until each such Partner's Capital Account is negative by an amount equal to such Partner's Restoration Amount, and then to the Capital Account of the General Partner; provided that an allocation pursuant to this Section 8.4(a) shall be made only if and to the extent that such Partner would have an Capital Account that is negative by an amount which exceeds such Partner's Restoration Amount after all allocations provided for in this Article VIII have been made tentatively as if this Section 8.4 were not included in this Agreement.

            (b)   If any Partner unexpectedly receives an adjustment,
allocation or distribution described in Treasury Regulation Section 1.704-l(b)(2)(ii)(d)(4), (5) or (6), and such adjustment, allocation or
                  -  -    -      -
distribution causes such Partner to have a deficit balance in such Partner's Capital Account, there shall be allocated to such Partner items of income and gain (consisting of a pro rata portion of each item of Partnership income,
                      --- ----
including gross income, and gain for such fiscal period) in an amount and manner sufficient to eliminate such Partner's deficit Capital Account balance, to the extent required by Treasury Regulation Section 1.704-1(b)(2)(ii)(d), as quickly as possible, provided that an allocation
                  -
pursuant to this Section 8.4(b) shall be made only if and to the extent that such Partner would have a negative Capital Account after all allocations provided for in this Section 8.4 have been made tentatively as if this Section 8.4(b) were not included in this Agreement. The foregoing sentence is intended to constitute a "qualified income offset" provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d), and shall be interpreted and applied in
                                     -
all respects in accordance with that Section.

            (c) In the event that any Partner has a negative Capital Account at the end of any Partnership fiscal year which is in excess of such Partner's Restoration Amount, there shall be allocated to such Partner items of Partnership income (including gross income) and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 8.4(c) shall be made only if and to the extent that the deficit in such Partner's Capital Account would exceed such Partner's Restoration Amount after all allocations provided for in this Article VIII have been made tentatively as if Section 8.4(b) hereof and this Section 8.4(c) were not included in this Agreement.

            (d) To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken
                                                          -
into account is determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

            (e) The allocations set forth in Sections 8.4(a), 8.4(b), 8.4(c) and 8.4(d) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulation Section 1.704-l(b). Notwithstanding any other provisions of this Article VIII (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating subsequent Net Gain, Net Loss, Issuance Items and items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of subsequent Net Gain, Net Loss, Issuance Items and other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of this Article VIII if the Regulatory Allocations had not occurred.

                  For purposes of applying the foregoing sentence, allocations pursuant to this Section 8.4(e) shall be made with respect to allocations pursuant to Section 8.4(d) only to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners.

            (f) If the Partnership, in its capacity as general partner of the Fund, receives any special allocations from the Fund pursuant to certain provisions of the Fund Partnership Agreements dealing with certain "extraordinary allocations", the General Partner, after consulting with the Partnership's accountants and other advisors, shall allocate such amounts among the Partners in a manner consistent with the economic arrangements among the Partners and the purpose of such provisions.

      8.5   ADJUSTMENTS TO REFLECT CHANGE IN INTERESTS.  Notwithstanding the
            ------------------------------------------
foregoing, with respect to any fiscal period during which any Partner's interest in the Partnership changes, whether by reason of the admission of a Partner, the withdrawal of a Partner, a non-pro rata contribution of capital
                                            --- ----
to the Partnership or any other event described in Section 706(d)(1) of the Code and regulations issued thereunder, allocations of Net Gain or Loss shall be adjusted appropriately to take into account the varying interests of the Partners during such period. The General Partner shall consult with the Partnership's accountants and other advisors and shall select the method of making such adjustments, which method shall be used consistently thereafter.

      8.6   TAX ALLOCATIONS.
            ---------------

            (a) For federal, state and local income tax purposes, Partnership income, gain, loss, deduction or credit (or any item thereof) for each fiscal year shall be allocated to and among the Partners in order to reflect the allocations made pursuant to the provisions of this Article VIII for such fiscal year (other than allocations of items which are not deductible or are excluded from taxable income), taking into account any variation between the adjusted tax basis and book value of Partnership property in accordance with the principles of Section 704(c) of the Code.

            (b) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of a Partnership interest by the Partnership to a Partner, the issuance to the Partnership of an interest in the Fund or changes during the term of the Partnership in any Partner's Percentage Interest or Subscription ("Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized. Issuance Items allocated to any Partner shall be added to such Partner's Capital Account if such items constitute income or gain, and shall be subtracted from that Capital Account if such items constitute losses or expenses.

      8.7   TIMING OF ALLOCATIONS.  The General Partner, in its sole
            ---------------------
discretion, may cause the Partnership to make the allocations described in this Article VIII (other than allocations for tax purposes pursuant to Section 8.6) as of a time other than the end of a fiscal quarter on the basis of an interim closing of the Partnership's books at such time, but only if a Fund makes such interim allocations. In such event, each short fiscal period attributable to any such interim closing shall constitute a fiscal quarter for purposes of this Article VIII.

                             ARTICLE IX - DISTRIBUTIONS.
                             --------------------------

      9.1   TIMING OF DISTRIBUTIONS.  The Partnership intends to distribute
            -----------------------
promptly to the Partners all cash and other property it receives in distributions from the Fund or any other source; provided, however, that the
                                                 --------  -------
General Partner may defer any such distribution to provide for liabilities or obligations of the Partnership or to establish appropriate reserves.

      9.2   TAX DISTRIBUTIONS.
            -----------------

            (a) The Partnership intends to distribute to the Partners, as it is received, the amount ("Tax Distribution") of any distribution received from the Funds as a tax distribution. Such distribution shall be made to the Partners in amounts which would enable the Partners to satisfy their respective tax liabilities, assuming for this purpose that all Partners are subject to the highest rate of tax that may be applicable to any Partner, as determined by the General Partner in consultation with accountants to the Partnership.

            (b) Notwithstanding the foregoing, (i) amounts otherwise distributable to any Partner as Tax Distributions with respect to any taxable year shall be reduced (but not below zero) by any other distributions made by the Partnership to such Partner during such fiscal year; and (ii) the aggregate amount of distributions that otherwise would be made pursuant to this Section 9.2 with respect to any taxable year shall be reduced or eliminated to the extent determined by the General Partner pursuant to the proviso to Section 9.1.
-------

            (c) To the extent the Partnership receives from the Funds any amounts which are treated under the Fund Partnership Agreements as an advance against tax distributions to permit the Partners of the Partnership to make estimated tax payments, such amounts, when received by the Partners, shall similarly be treated as advances against Tax Distributions, and shall be subject to return by the Partners to the Partnership to the extent such advances are determined by the General Partner to have been excessive upon calculation at the end of the fiscal year of the correct amount of tax distributions to be made by the Funds to the Partnership and Tax Distributions to be made by the Partnership to its Partners.

      9.3   ADDITIONAL DISTRIBUTIONS.  All additional distributions, other
            ------------------------
than Liquidating Distributions, shall be made as follows:

            (a) As long as any Partner has a positive balance in his Capital Account, all cash or property received during the fiscal year by the Partnership which is attributable to cumulative Net Gain (e.g., in excess of prior Net Loss) or Short-Term Income that have been allocated in accordance with Article VIII shall be distributed to the extent possible to the Partners in proportion to the respective allocations of each such item under Article
VIII. Cash or property received which is not attributable to Net Gain or Short-Term Income shall be distributed to the Partners in proportion to their respective Capital Accounts.

            (b) If no Partner has a positive balance in his Capital Account, distributions shall be made to all Partners in proportion to their respective Percentage Interests.

      9.4   OPERATIONAL RULES.
            -----------------

            (a) For purposes of Section 9.3, the Capital Account balances of the Partners shall be adjusted, prior to determining the amount of any distribution provided for therein, to reflect all prior Partnership distributions and all distributions made contemporaneously with the distributions provided for in Section 9.3, as well as all Partnership Net Gain or Net Loss attributable to any distributions previously or contemporaneously made in kind.

            (b) The valuation of securities distributed in kind shall be made in the manner provided in Article X. Each class of securities to be distributed in kind shall be distributed to the Partners in proportion to their respective shares of the entire amount to be distributed (determined as provided in Section 9.3 or, with respect to Liquidating Distributions,
Section 12.2), except to the extent that a disproportionate distribution of such securities is necessary in order to avoid distributing fractional shares. For purposes of the preceding sentence, each lot of stock or other securities having a separately identifiable tax basis or holding period shall be treated as a separate class of securities.

      9.5   TAX WITHHOLDING.  If the Partnership incurs a tax withholding
            ---------------
obligation with respect to any Partner, any amount required to be withheld by the Partnership with respect to such Partner shall be treated for all purposes of this Agreement as if it had been transferred to such Partner by the Partnership as an interest-free advance. Amounts treated as advanced to any Partner pursuant to this Section 9.5 shall be repaid by such Partner to the Partnership within thirty (30) days after the Partnership delivers a written request to such Partner for such repayment; provided, however, that
                                                    --------  -------
if any such repayment is not made, the Partnership shall collect such unpaid amounts from any Partnership distributions that otherwise would be made to such Partner. Any part of such withheld amount not collected by the Partnership from such distributions shall be charged to such Partner's Capital Account at such time as the General Partner in its sole discretion shall determine, but in no event later than the time immediately preceding the Partnership's final Liquidating Distribution to such Partner.

      9.6   CERTAIN DISTRIBUTIONS PROHIBITED.  Anything in this Article IX to
            --------------------------------
the contrary notwithstanding, all Partnership distributions shall be subject to the following limitations:

            (a) No distribution shall be made to any Partner if, and to the extent that, such distribution would not be permitted under Section 17-607(a) of the Delaware Act.

            (b) No distribution other than a Tax Distribution shall be made to any Partner to the extent that such distribution, if made, would cause the deficit balance, if any, in the Capital Account of such Partner (determined without regard to any allocations made pursuant to Section 8.4(c)) to exceed such Partner's Restoration Amount.

      9.7   CONSENT TO DISTRIBUTIONS.  Each Partner, by becoming a Partner,
            ------------------------
consents to any such distribution hereafter made or omitted to be made to the Partners or any of them in accordance with this Article IX.

                    ARTICLE X - VALUATION OF PARTNERSHIP ASSETS.
                    -------------------------------------------

      10.1  VALUATION BY GENERAL PARTNER.  Whenever valuation of Partnership
            ----------------------------
assets or net assets is required by this Agreement, the fair market value of such assets shall be determined by the General Partner in good faith.

      10.2  GOODWILL.  The Partnership's name and goodwill shall, as among
            --------
the Partners, be deemed to have no value and shall belong to the Partnership or any successor thereof, and no Partner shall have any right or claim individually to the use thereof. Upon termination of the Partnership, all rights to the name of the Partnership and any goodwill associated with that name shall be assigned to the General Partner.

                        ARTICLE XI - DURATION OF PARTNERSHIP.
                        ------------------------------------

      11.1  TERM OF PARTNERSHIP.  The Partnership shall continue until
            -------------------
December 31, 2003, unless extended as provided in Section 11.4, or unless sooner dissolved as provided in Sections 11.2 or 11.3 or by operation of law.

      11.2  DISSOLUTION UPON WITHDRAWAL OF GENERAL PARTNER.  The Partnership
            ----------------------------------------------
shall be dissolved upon the occurrence with respect to a General Partner of any of the "events of withdrawal" described in Section 17-402 of the Delaware Act, provided, that the Partnership shall not be dissolved and the business of the Partnership shall continue to be carried on if there is at least one remaining general partner, and, provided, further, that the Partnership shall not be dissolved if all the Limited Partners agree in writing to continue the business of the Partnership and appoint one or more Persons to be the general partner in accordance with Section 17-801 of the Delaware Act.

      11.3  NO DISSOLUTION ON EVENTS AFFECTING LIMITED PARTNERS.  The
            ---------------------------------------------------
Partnership shall not be dissolved in the event of the dissolution, death, bankruptcy, substitution or admission of any Limited Partner.

      11.4  EXTENSION OF TERM.  It is contemplated by the Partners that the
            -----------------
term of the Partnership shall terminate on December 31, 2003, unless sooner terminated pursuant to Section 11.2 or by operation of law. Notwithstanding the foregoing, the term of the Partnership shall be extended for up to two additional one-year periods if the term of either Fund is similarly extended pursuant to its Fund Partnership Agreement.

                 ARTICLE XII - LIQUIDATION OF PARTNERSHIP INTERESTS.
                 --------------------------------------------------

      12.1  GENERAL PROVISIONS.  At dissolution, the Partnership shall be
            ------------------
liquidated in an orderly manner. The General Partner shall be the liquidator to wind up the affairs of the Partnership pursuant to this Agreement;
provided that, if
there shall be no remaining general partner at that time, 66-2/3% in interest of the Limited Partners may designate one or more other persons to act as the liquidator(s). Any such liquidator, other than the General Partner, shall be a "liquidating trustee" within the meaning of Section 17-101(8) of the Delaware Act.

      12.2  LIQUIDATING DISTRIBUTIONS.  The liquidator(s) shall satisfy or
            -------------------------
provide for the satisfaction of the Partnership's liabilities and obligations to creditors. Any Net Gain or Loss realized in connection with the liquidation of the Partnership shall be allocated among the Partners pursuant to Article VIII, and the remaining assets of the Partnership shall then be distributed to the Partners in proportion to the positive balances in their respective Capital Accounts (and, if a distribution in kind is to be made, after allocating any Net Gain or Loss attributable to such distribution). In performing their duties, the liquidator(s) are authorized to sell, exchange or otherwise dispose of the assets of the Partnership in such reasonable manner as the liquidator(s) shall determine to be in the best interest of the Partners. During the liquidation of the Partnership, the liquidators(s) shall furnish to the Partners the financial statements and other information specified in Article XVIII.

      12.3  EXPENSES OF LIQUIDATOR(S).  The expenses incurred by the
            -------------------------
liquidator(s) in connection with winding up the Partnership, all other losses or liabilities of the Partnership incurred in accordance with the terms of this Agreement, and reasonable compensation for the services of the liquidator(s) shall be borne by the Partnership.

      12.4  DURATION OF LIQUIDATION.  A reasonable time shall be allowed for
            -----------------------
the winding up of the affairs of the Partnership in order to minimize any losses otherwise attendant upon such a winding up, provided that the liquidator(s) shall use their best efforts to carry out the liquidation in conformity with the timing requirements of Treasury Regulation Section 1.704-l(b)(2)(ii)(g).
                  -

      12.5  DUTY OF CARE.  The liquidator(s) shall not be liable to any
            ------------
Partner for any loss attributable to any act or omission of the liquidator(s) taken in good faith in connection with the liquidation of the Partnership and distribution of its assets. The liquidator(s) may consult with counsel and accountants with respect to liquidating the Partnership and distributing its assets and shall be justified in acting or omitting to act in accordance with the advice or opinion of such counsel or accountants, provided they shall have been selected with reasonable care.

      12.6  NO LIABILITY FOR RETURN OF CAPITAL.
            ----------------------------------

            (a) The liquidator(s), the General Partner and their respective officers, directors, agents, partners and Affiliates shall not be personally liable for the return of the capital contributions of any Partner.

            (b) If, after the Partnership has made its final Liquidating Distribution, the General Partner's Capital Account is negative, then, notwithstanding the foregoing, the General Partner shall return to the Partnership part or all of of the distributions received by it pursuant to
Article IX or this Article XII in an aggregate amount equal to such deficit but not in excess of such Partner's Restoration Amount. Returns made by a Partner pursuant to this Section 12.6 shall be made in cash. The Partners shall use best efforts to make any such returns promptly and in any event in conformity with the timing requirements of Treasury Regulation Section 1.704-l(b)(2)(ii)(g). Amounts repaid by the Partners pursuant to this
                  -
Section 12.6 shall be paid to a Fund in satisfaction of the Partnership's obligation to restore a deficit in its capital account as maintained by such Fund, paid to other creditors of the Partnership or distributed to Partners with positive balances in their Capital Accounts in proportion to such balances.

                      ARTICLE XIII - LIMITATION ON TRANSFER OF
                      ----------------------------------------
                 INTERESTS OF LIMITED PARTNERS OR RETIRED PARTNERS.
                 -------------------------------------------------

      13.1  CONSENT OF GENERAL PARTNER TO TRANSFERS.  The prior written
            ---------------------------------------
consent of the General Partner, which consent may be granted or withheld in the General Partner's absolute discretion, shall be required for any Transfer of part or all of any Limited Partner's or Retired Partner's interest in the Partnership.

      13.2  OPINION OF COUNSEL.  Any Transfer shall be made only upon receipt
            ------------------
by the Partnership of a written opinion of counsel for the Partnership or of other counsel reasonably satisfactory to the Partnership (which opinion shall be obtained at the expense of the transferor) that such Transfer will not result in (a) the Partnership or the General Partner being subjected to any additional regulatory requirements, (b) a violation of applicable law or this Agreement, (c) the Partnership being classified as an association taxable as a corporation, (d) the Partnership becoming subject to tax as a corporation pursuant to Section 7704 of the Code, or (e) the Partnership being deemed terminated pursuant to Section 708 of the Code.

      13.3  EXPENSES.  The transferor of any interest in the Partnership
            --------
hereby agrees to reimburse the Partnership, at the request of the General Partner, for any expenses reasonably incurred by the Partnership in the course of consummating such Transfer.

      13.4  SUBSTITUTION OF LIMITED PARTNERS OR RETIRED PARTNERS.  Without
            ----------------------------------------------------
the consent of the General Partner and the aforesaid written opinion of counsel, no transferee of a Partnership interest shall be admitted as a substituted Limited Partner or Retired Partner. Any transferee of a Partnership interest transferred in accordance with the provisions of this
Article XIII shall be admitted as a substituted Limited Partner or Retired Partner upon the later of the execution of the required amendment to this Agreement or the effective date set forth in such amendment, and such transferee shall succeed to the rights and liabilities of the transferor Limited Partner or Retired Partner, and the Capital Account and Percentage Interest of the transferor shall become the Capital Account and Percentage Interest, respectively, of the transferee, to the extent of the interest transferred.

      13.5  COVENANTS OF LIMITED PARTNERS AND RETIRED PARTNERS.
            --------------------------------------------------

            (a) Except in accordance with the provisions of this Article XIII, each Limited Partner and Retired Partner agrees with all other Partners that it shall not make any Transfer of all or any part of its interest in the Partnership.

            (b) Each Limited Partner and Retired Partner, by its execution of this Agreement, thereby agrees and consents to the admission of any substituted Limited Partner or Retired Partner pursuant to the terms of this
Article XIII. Any transferee of a Partnership interest shall execute a power-of-attorney as provided in Section 20.2 and such other documents as the General Partner may reasonably request to effect such substitution, including an assumption of all obligations of the transferor Limited Partner or Retired Partner under this Agreement.

            (c) Any attempted Transfer of a Limited Partner's or Retired Partner's interest without compliance with this Agreement shall be void. In the event of any transfer which shall result in multiple ownership of any Limited Partner's or Retired Partner's interest in the Partnership, the General Partner may require one or more trustees or nominees to be designated as representing a portion of or the entire interest transferred for the purpose of receiving all notices which may be given, and all payments which may be made, under this Agreement and for the purpose of exercising all rights which the transferor as a Limited Partner or Retired Partner has pursuant to the provisions of this Agreement. Every Transfer shall be subject to all of the terms, conditions, restrictions and obligations of this Agreement.

                 ARTICLE XIV - WITHDRAWAL OF PARTNERSHIP INTERESTS.
                 -------------------------------------------------

      14.1  WITHDRAWALS GENERALLY PROHIBITED.  Except as otherwise
            --------------------------------
specifically provided for in this Agreement, no Partner shall have the right to withdraw its capital and profits from the Partnership.

      14.2  WITHDRAWAL UPON DEATH, DISABILITY, BANKRUPTCY OR TERMINATION OF
            ---------------------------------------------------------------
EMPLOYMENT.  In the event of (i) the occurrence with respect to any Limited
----------
Partner of an event described in Section 17-402(4) or (6) of the Delaware Act as in effect on the date hereof, (ii) if any Limited Partner shall become disabled, or (iii) if such Limited Partner shall no longer be an employee, consultant or member of the Board of Directors of the General Partner or any Affiliate thereof, such Limited Partner shall thereupon for purposes of this Agreement be deemed to have withdrawn as of the date thereof, and in such event such Limited Partner's interest in the Partnership as a Limited Partner shall automatically be converted into a Retired Partner's interest in accordance with the provisions of Article XV. For purposes of this Agreement, a Limited Partner shall be deemed to be disabled if he is unable to perform his or her business obligations for any 180 days out of any 365-day period.

                       ARTICLE XV - RETIRED LIMITED PARTNERS.
                       -------------------------------------

      15.1  GENERAL.  A Limited Partner who withdraws, or the personal
            -------
representative or estate of a Limited Partner who shall be deemed to have withdrawn, shall retain an interest in the Partnership as a Retired Partner; such former Limited Partner's interest in the Partnership as a Limited Partner shall be automatically converted into a Retired Partner's Interest; and such Person shall be considered a Retired Partner for all purposes under the terms of this Agreement, provided, however, that a Retired Partner shall
                             --------  -------
retain only the portion of his or her Percentage Interest indicated on Schedule B, depending on whether such withdrawal is due to (i) death or
----------
disability ("Category A"), or (ii) withdrawal for any other reason (Category
B").

      Notwithstanding the foregoing, the General Partner may accelerate the vesting schedule described above for any Retired Partner who is deemed to have withdrawn from the Partnership, but shall be under no obligation to do so, and may in its discretion do so for one or more Retired Partners and not for all Retired Partners. The table set forth above may not be altered with respect to any particular Limited Partner without such Partner's prior written consent.

      15.2  ADJUSTMENTS TO REFLECT RETIREMENT.
            ---------------------------------

            (a) The portion of the Percentage Interest of a Limited Partner which is not retained under subsection 15.1 shall be allocated to the General Partner, unless the General Partner in its sole discretion decides to allocate such portion of Percentage Interest to one or more Partners in some other manner.

            (b) In connection with any such adjustment of Percentage Interests, the General Partner in its discretion may cause subsequent allocations to be made in the manner described in Section 8.5.

      15.3  RETIRED PARTNER PARTICIPATION.  A Retired Partner shall take no
            -----------------------------
part in the management, policy or control of the Partnership and shall have no power or authority to undertake any activities on behalf of the Partnership or to sign for or to bind the Partnership. Any Retired Partner shall be bound by the terms of this Agreement and by all action taken by the General Partners or the Limited Partners. No Retired Partner, or trust for the benefit of a Retired Partner or the children of a Retired Partner, shall participate in any consent of the Limited Partners for any purpose hereunder.

                       ARTICLE XVI - LIMITATION ON TRANSFER OF
                       ---------------------------------------
                          INTEREST OF THE GENERAL PARTNER.
                          -------------------------------

      The General Partner may transfer its entire interest to a successor General Partner which is an Affiliate of the General Partner, provided,
                                                              --------
further, that any such transfer shall be made only if it results in no
-------
material adverse tax consequences to the Partnership, its Partners or the Funds or their partners. The General Partner shall not otherwise assign, pledge, mortgage, hypothecate, sell or otherwise dispose of or encumber all or any part of its general partnership interest. Any attempted transfer of the General Partner's interest in violation of this Article XVI shall be void.

                           ARTICLE XVII - INDEMNIFICATION.
                           ------------------------------

      17.1  GENERAL PROVISIONS.  The General Partner, each Limited Partner
            ------------------
and Retired Partner and each officer, director, employee and agent of the General Partner (each an "Indemnified Party" and collectively, the "Indemnified Parties") shall be indemnified by the Partnership (only out of Partnership assets, including the proceeds of liability insurance) against any claim, demand, controversy, dispute, cost, loss, damage, expense (including reasonable attorneys' fees), judgment and/or liability incurred by or imposed upon such Indemnified Party in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), to which such Indemnified Party may be made a party or otherwise involved or with which such Indemnified Party shall be threatened, by reason of such Indemnified Party's being at the time the cause of action arose or thereafter, the General Partner (including without limitation the General Partner acting as Tax Matters Partner) or a current or former director, officer, employee or agent of the General Partner (provided, with respect to any Indemnified Party other than the General Partner, that in such capacity such Indemnified Party was performing services on behalf of the Partnership or the
Fund), a Limited Partner performing services for the Partnership at the request of the General Partner, or a director, officer, partner or employee of any other organization in which the Partnership or the Fund owns an interest (or has owned an interest at any time during the full calendar year preceding the date on which the acts or omissions giving rise to such Indemnified Party's claim for indemnity hereunder first occurred) or of which the Partnership or the Fund is a creditor (to the extent such Indemnified Party has not been indemnified by such other organization), which other organization such Indemnified Party serves or has served as director, officer, partner or employee at the request of the Partnership or the Fund (whether or not such Indemnified Party continues to be a director, officer, employee or agent of the General Partner or an officer, director, partner or employee of such other organization at the time such action, suit or proceeding is brought or threatened), except with respect to matters as to which such Indemnified Party shall have been finally adjudicated in any such action, suit or proceeding not to have acted in good faith or to have acted with gross negligence or a willful disregard of such Indemnified Party's duties, or in breach of such Indemnified Party's fiduciary obligations, or, with respect to any criminal action or proceeding, to have had reasonable cause to believe such Indemnified Party's conduct was unlawful. In the event of settlement of any action, suit or proceeding brought or threatened, such indemnification shall apply to all matters covered by the settlement except for matters as to which the Partnership is advised by independent counsel (who may be counsel to the Partnership) that the Person seeking indemnification, in the opinion of counsel, did not act in good faith or acted with gross negligence or a willful disregard of such Person's duties, or in breach of such Person's fiduciary obligations, or, with respect to any criminal action or proceeding, that the Person seeking indemnification had reasonable cause to believe such Person's conduct was unlawful. The foregoing right of indemnification shall be in addition to any rights to which an Indemnified Party may otherwise be entitled and shall inure to the benefit of the executors, administrators, personal representatives, successors or assigns of each such Indemnified Party. Notwithstanding the foregoing, no payments shall be made with respect to a claim for indemnification hereunder unless the Indemnified Party has made reasonable efforts to reduce the amount of an indemnified loss by seeking contribution from other sources.

      17.2  ADVANCE PAYMENT OF EXPENSES.  The Partnership shall pay the
            ---------------------------
expenses incurred by an Indemnified Party in defending a civil or criminal action, suit or proceeding, or in opposing any claim arising in connection with any potential or threatened civil or criminal action, suit or proceeding, in advance of the final disposition of such action, suit or proceeding, provided that the Indemnified Party provides a legally enforceable undertaking to repay such payment if such Indemnified Party shall be determined not to be entitled thereto as provided herein.

      17.3  INSURANCE.  The General Partner, on behalf of the Partnership,
            ---------
may cause the Partnership to purchase and maintain insurance, at the expense of the Partnership and to the extent available, for the protection of any Indemnified Party against any liability incurred by such Person, whether or not the Partnership has the power to indemnify such Person against such liability.

      17.4  LIMITATION OR EXPANSION BY LAW.  If the General Partner or the
            ------------------------------
Partnership is subject to any federal or state law, rule or regulation which restricts the extent to which any Person may be exonerated or indemnified by the Partnership, then the indemnification provisions set forth in this
Article XVII and the exoneration provisions set forth in Section 3.5 shall be deemed to be amended, automatically and without further action by the General Partner or the Limited Partners, to conform to such restrictions on exoneration or indemnification as set forth in such applicable federal or state law, rule or regulation. If any law, statute, rule or regulation of any jurisdiction by which the Partnership may be governed is amended in the future to enlarge the scope of indemnification or eliminate or reduce the liability of any Indemnified Party, then this Article XVII and Section 3.5 may be amended and modified at the sole discretion of the General Partner without any further action by the Limited Partners to broaden correspondingly the exoneration or indemnification provided hereunder. The rights to indemnification and advance payment of expenses conferred by this Article XVII shall not be exclusive of any other right which any Indemnified Party may have or hereafter acquire under any law, statute, rule, regulation, charter document, by-law, contract or agreement.

                  ARTICLE XVIII - ACCOUNTING, RECORDS AND REPORTS.
                  -----------------------------------------------

      18.1  FISCAL YEAR.  The fiscal year of the Partnership shall be the
            -----------
period ending on December 31.

      18.2  KEEPING OF ACCOUNTS AND RECORDS.  At all times the General
            -------------------------------
Partner shall cause to be kept proper and complete books of account, in which shall be entered fully and accurately the transactions of the Partnership. Such books of account (which shall be kept on the accrual method of accounting), together with (a) an executed copy of this Agreement (and any amendments hereto), (b) the Certificate of Limited Partnership of the Partnership (and any amendments thereto); (c) executed copies of any powers of attorney pursuant to which any certificate has been executed by the Partnership; (d) a current list of the full name, taxpayer identification number and last known address of each

Partner set forth in alphabetical order; (e) copies of all federal, state and local tax returns, if any, filed by the Partnership for each of the prior three years; and (f) all financial statements of the Partnership for each of the prior three years, shall at all times be maintained at the principal office of the Partnership and shall be open to inspection by the Partners or their duly authorized representatives.

      18.3  INSPECTION RIGHTS.  At any time while the Partnership continues
            -----------------
and until its complete liquidation (but only during reasonable business hours), each Limited Partner and Retired Partner (or the designee thereof) may fully examine and audit the Partnership's books, records, accounts and assets, including bank balances, and may make, or cause to be made, any examination or audit at such Partner's expense. Each Limited Partner and Retired Partner (or the designee thereof) may, during normal business hours, examine, or request that the General Partner furnish, such additional information as is reasonably necessary to enable the requesting Partner (or the designee thereof) to review the state of the affairs of the Partnership. Notwithstanding the foregoing, the management of the affairs of the Partnership shall be in the complete control of the General Partner and the General Partner shall have the benefit of the confidential information provisions of Section 17-305(b) of the Delaware Act, and provided, further,
                                                         --------  -------
that no Limited Partner shall be entitled to inspect any matter which the General Partner considers confidential concerning another Limited Partner, including but not limited to the supplements referred to on Schedule A.

      18.4  ANNUAL FINANCIAL STATEMENTS.  The General Partner shall transmit
            ---------------------------
to each Partner, as soon as practicable and in any event within one hundred and twenty (120) days after the close of each fiscal year, the financial statements of the Partnership for such fiscal year. Such financial statements shall include balance sheets of the Partnership as of the end of such fiscal year and of the preceding fiscal year, statements of income and loss of the Partnership for such fiscal year and for the preceding fiscal year, all prepared in accordance with tax accounting principles consistently applied in accordance with the terms of this Agreement. A separate schedule of changes in each particular Partner's Capital Account shall also be provided to each such Partner. The General Partner shall also transmit to each Partner, as soon as practicable after the close of each fiscal year and in any event by April 15, such Partner's Schedule K-1 (Form 1065) or an equivalent report indicating such Partner's share of all items of income or gain, expense, loss or other deduction and tax credit of the Partnership for such year for federal income tax purposes, as well as the status of his Capital Account as of the end of such year, and such additional information as he reasonably may request to enable him to complete his tax returns or to fulfill any other reporting requirements.

      18.5  ACCOUNTING METHOD.  The Partnership may use the the accrual
            -----------------
method of accounting (or, subject to Section 448 of the Code, the cash method of accounting) for federal income tax purposes.

                         ARTICLE XIX - WAIVER AND AMENDMENT.
                         ----------------------------------

      Except as otherwise provided in this Agreement, the terms and provisions of this Agreement may be waived, modified or amended only with the written consent of the General Partner and of at Limited Partners holding at least fifty-one percent (51%) of the Percentage Interests held by all Limited Partners. No amendment shall, however, (a) enlarge the obligations of any Partner under this Agreement without the written consent of such Partner, (b) dilute the relative interest of any Partner in the profits or capital of the Partnership or in Partnership allocations and distributions attributable to the interest owned by such Partner without the written consent of such Partner (except such dilution as may result from additional Subscriptions from the Partners or the admission of additional Limited Partners in accordance with the terms hereof), or (c) alter or waive the terms of this
Article XIX without the consent of any Partner who would be adversely affected thereby. The General Partner shall promptly furnish copies of any amendments to this Agreement to all Partners.

                          ARTICLE XX - GENERAL PROVISIONS.
                          -------------------------------

      20.1  NOTICES.  Except where otherwise specifically provided in this
            -------
Agreement, all notices, requests, consents, approvals and statements shall be in writing and shall be deemed to have been properly given by personal delivery or if mailed from within the United States by first class U.S. mail, postage prepaid, or if sent by prepaid courier service, prepaid telegram, telex or electronic facsimile transmission, addressed in each case, if to the Partnership, at CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103-4105, fax number (203) 520-1299, and if to any Partner, to the address of such Partner as set forth in Schedule A or in the instrument pursuant to
                                ----------
which it became a Partner or, in each case, to such other address or addresses as the addressee may have specified by written notice as aforesaid to the other parties.

      20.2  POWER OF ATTORNEY.
            -----------------

            (a) Each of the Partners hereby constitutes and appoints the General Partner as its true and lawful attorney-in-fact, in its name, place and stead to make, execute, sign, acknowledge and file (1) a Certificate of Limited Partnership under the laws of the State of Delaware or any other jurisdiction, any amendment or restatement to any such Certificate of Limited Partnership and any other document, instrument or certificate which may from time to time be required by law to effectuate, implement and continue the valid and subsisting existence of the Partnership, or any other instrument, certificate or document required from time to time to admit a Partner, to effect its substitution as a Partner, to effect the substitution of the Partner's assignee as a Partner, or to reflect any action of the Partners provided for in this Agreement; and (2) any other instrument, certificate or document as may be required or appropriate under the laws, regulations or procedures of the United States, any state or any governmental entity in any jurisdiction in which the Partnership is conducting or intends to conduct its activities, provided all such instruments, certificates and other documents referred to in clauses (1) and
(2) above are in accordance with the terms of this Agreement as then in effect. Copies of all such instruments, certificates and other documents shall be sent to all Partners.

            (b) Each of the Partners is aware that the terms of this Agreement permit certain amendments to the Certificate of Limited Partnership and this Agreement to be effected and certain other actions to be taken by or with respect to the Partnership, in each case with the approval or by the vote of less than all the Partners. If, as and when (1) an amendment of the Certificate of Limited Partnership or this Agreement is proposed or an action is proposed to be taken by or with respect to the Partnership which does not require, under the terms of this Agreement, the approval of all of the Partners, (2) Partners holding the interest in the Partnership specified in this Agreement as being required for such amendment or action have approved such amendment or action in the manner contemplated by this Agreement and (3) a Partner has failed or refused to approve such amendment or action (hereinafter referred to as a non-consenting Partner), each non-consenting Partner agrees that the special attorney specified above, with full power of substitution, is hereby authorized and empowered to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such non-consenting Partner, and in its name, place and stead, any and all instruments and documents which may be necessary or appropriate to permit such amendment to be lawfully made or action lawfully taken. Each Partner is fully aware that it and each other Partner has executed this special power of attorney, and that each Partner will rely on the effectiveness of such powers with a view to the orderly administration of the Partnership's affairs.

            (c) The foregoing grant of authority (1) is a special power of attorney coupled with an interest in favor of the General Partner and as such shall be irrevocable and shall survive the death or disability of a Partner that is a natural person and the merger, dissolution or other termination of the existence of a Partner that is a corporation, association, partnership or trust, and (2) shall survive the assignment by the

Partner of the whole or any portion of its interest, except that where the assignee of the whole thereof has furnished a power of attorney, this power of attorney shall survive such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect any permitted substitution of the assignee for the assignor as a Partner and shall thereafter terminate.

            (d) The General Partner shall require a similar power of attorney to be executed by a transferee of a Partner as a condition of its admission as a substituted Partner.

      20.3  WAIVER OF PARTITION.  Each Partner hereby irrevocably waives any
            -------------------
and all rights that it may have to maintain an action for partition of any of the Partnership's property.

      20.4  ADDITIONAL DOCUMENTS.  Each Partner hereby agrees to execute all
            --------------------
certificates, counterparts, amendments, instruments or documents that may be required by laws of the various states or other jurisdictions in which the Partnership conducts its activities, to conform with the laws of such states or other jurisdictions governing limited partnerships.

      20.5  BINDING ON SUCCESSORS.  This Agreement shall be binding upon and
            ---------------------
it shall inure to the benefit of the respective heirs, successors, assigns and legal representatives of the parties hereto.

      20.6  COUNTERPARTS.  This Agreement or any amendment hereto may be
            ------------
signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one agreement (or amendment, as the case may be).

      20.7  VOTING.  Any vote or other action required or permitted to be
            ------
taken by this Agreement may be taken by written consent signed by not less than the requisite number of parties required or permitted to take such vote or other action.

      20.8  GOVERNING LAW.  This Agreement shall be governed by and construed
            -------------
in accordance with the internal laws of the State of Delaware.

      20.9  SECURITIES ACT MATTERS.  Each Partner understands that in
            ----------------------
addition to the restrictions on transfer contained in this Agreement, it must bear the economic risks of its investment for an indefinite period because the Partnership interests have not been registered under the Securities Act and, therefore, may not be sold or otherwise transferred unless they are registered under the Securities Act or an exemption from such registration is available. Each Partner agrees with all other Partners that it will not sell or otherwise transfer its interest in the Partnership unless such interest has been so registered or in the opinion of counsel for the Partnership, or of other counsel reasonably satisfactory to the Partnership, such an exemption is available.

      20.10 AUTHORITY OF GENERAL PARTNER.  No Person dealing with the
            ----------------------------
General Partner shall be required to determine its authority to make any commitment or undertaking on behalf of the Partnership or to determine any fact or circumstance bearing upon the existence of its authority and, notwithstanding anything to the contrary contained herein, the acts of the General Partner in carrying on the activities of the Partnership as authorized herein shall bind the Partnership.

      20.11 CONTRACT CONSTRUCTION.  Whenever the content of this Agreement
            ---------------------
permits, the masculine gender shall include the feminine and neuter genders, and reference to singular or plural shall be interchangeable with the other. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the other provisions, and the Agreement shall be construed in all respects as if any such invalid or unenforceable provision(s) were omitted. References in this Agreement to particular sections of the Code or the Delaware Act shall be deemed to refer to such sections as they may be amended after the date of this Agreement.

      20.12 SECTION HEADINGS.  Captions in this Agreement are for convenience
            ----------------
only and do not define or limit any term of this Agreement.

                 [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Limited Partnership Agreement as of the day, month and year first above written.
                                                GENERAL PARTNER:

                                                CONNING & COMPANY


                                                By: /s/ John B. Clinton
                                                   -----------------------------
                                                Title: Senior Vice President


                                                LIMITED PARTNERS:

                                                /s/ James T. Bagley
                                                --------------------------------
                                                James T. Bagley

                                                /s/ Thomas A. Byrne
                                                --------------------------------
                                                Thomas A. Byrne

                                                /s/ Stephan L. Christiansen
                                                --------------------------------
                                                Stephan L. Christiansen

                                                /s/ John B. Clinton
                                                --------------------------------
                                                John B. Clinton

                                                /s/ John A. Corroon, Jr.
                                                --------------------------------
                                                John A. Corroon, Jr.

                                                /s/ Walter M. Fiederowicz
                                                --------------------------------
                                                Walter M. Fiederowicz

                                                /s/ Mark E. Hansen
                                                --------------------------------
                                                Mark E. Hansen

                                                /s/ Donald L. McDonald
                                                --------------------------------
                                                Donald L. McDonald

                                                /s/ Gordon G. Pratt
                                                --------------------------------
                                                Gordon G. Pratt

                                                /s/ Gary K. Ransom
                                                --------------------------------
                                                Gary K. Ransom

                                                /s/ David N. Reid
                                                --------------------------------
                                                David N. Reid

                                                /s/ Harold Sandstrom
                                                --------------------------------
                                                Harold Sandstrom

                                                /s/ Joseph D. Sargent
                                                --------------------------------
                                                Joseph D. Sargent

                                                /s/ Thomas D. Sargent
                                                --------------------------------
                                                Thomas D. Sargent

                                                /s/ Fred M. Schpero
                                                --------------------------------
                                                Fred M. Schpero

                                                /s/ William C. Shenton
                                                --------------------------------
                                                William C. Shenton

                                                /s/ Maurice W. Slayton
                                                --------------------------------
                                                Maurice W. Slayton

                                                /s/ Gerard Vecchio
                                                --------------------------------
                                                Gerard Vecchio

                                 * * *

Schedule for the general partner and for each limited partner, listing the name, address, total subscription amount and percentage interest of such general or limited partner.

                                                                      Schedule B
                                                                      ----------

Period After Receipt
of Portion of
Percentage Interest                 Category A -                    Category B -
During Which                        If Withdrawal is Due to         If Withdrawal is
Retired Partner                     Death or Disability -           For Any Other Reason -
is Deemed to Have                   Portion of Percentage           Portion of Percentage
Withdrawn.<F*>                      Interest Retained               Interested Retained
--------------------                -----------------------         ----------------------
Before three years                            0%                              0%

On or after three years
 and before four years                       30%                             15%

On or after four years             an additional                   an additional
 and before five years                       30%                             15%

On or after five years             an additional                   an additional
 and before six years                        30%                             15%

On or after six years                                              an additional
 and before seven years                     100%                             15%

On or after seven years                     100%                            100%

<F*>  To the extent a Retired Partner received portions of his or her Percentage
      Interest on more than one date, such percentages retained above shall be separately applied to each portion based on its date of receipt, to produce a total retained Percentage Interest. In any event, and notwithstanding the foregoing schedules, Percentage Interests shall be 100% vested on December 28, 2003.

                                                                      Schedule C
                                                                      ----------

                                                           General Partner's Percentage
Allocation Period                    Allocation Date           Interest Reduced To:
-----------------                    ---------------       ----------------------------
Inception                            By April 30, 1994                 88%
First Year                           By January 31, 1995               76%
Second Year                          By January 31, 1996               64%
Third Year                           By January 31, 1997               52%
Fourth Year                          By January 31, 1998               40%

                                     APPENDIX A
                                     ----------

                                TABLE OF DEFINITIONS
                                --------------------

      "AFFILIATE" shall mean, with respect to the Person to which it refers,
       ---------
a Person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such subject Person; provided, however, that all partners of the Partnership and all
        --------  -------
officers, directors and employees of the General Partner shall be deemed to be Affiliates of the Partnership.

      "CAPITAL ACCOUNT" shall have the meaning set forth in Section 7.1.
       ---------------

      "CODE" shall mean the Internal Revenue Code of 1986 and the rules and
       ----
regulations promulgated thereunder, as amended from time to time.

      "COST" shall mean, with respect to Partnership assets and unless the
       ----
context otherwise requires, the Partnership's adjusted tax basis of such assets for federal income tax purposes, provided that (i) if the Partnership has made an election under Section 754 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but without regard to adjustments made under Section 743 of the Code; and (ii) the Cost of any securities or other property received by the Partnership in distributions made by the Fund shall be deemed to equal the fair market value of such property, as determined pursuant to the Fund Partnership Agreement, as of the date such property is distributed by the Fund.

      "DELAWARE ACT" shall mean the Delaware Revised Uniform Limited
       ------------
Partnership Act, as amended from time to time.

      "DOMESTIC FUND" shall mean Conning Insurance Capital Limited
       -------------
Partnership III, a Delaware limited partnership.

      "FUND(S)" shall mean either or both of the Domestic Funds and the
       -------
Offshore Fund.

      "FUND PARTNERSHIP AGREEMENT(S)" shall mean one or more of the limited
       -----------------------------
partnership agreements of the Domestic Fund and the Offshore Fund.

      "GENERAL PARTNER" shall mean Conning & Company, a Connecticut
       ---------------
corporation, that serves as the sole general partner of the Partnership, and any successor or thereto pursuant to the provisions of Article XVI.

      "INDEMNIFIED PARTIES" shall have the meaning set forth in Section 17.1.
       -------------------

      "ISSUANCE ITEMS" shall have the meaning set forth in Section 8.6(b).
       --------------

      "LIMITED PARTNERS" shall mean those Persons listed in Schedule A hereto
       ----------------                                     ----------
as limited partners, together with any additional or substituted limited partners admitted to the Partnership after the date hereof. Whether a majority in interest (or any other specified percentage in interest) consents to any action permitted or required of the Limited Partners under this Agreement shall be determined as provided in Section 20.7.

      "LIQUIDATING DISTRIBUTION" shall mean any distribution made by the
       ------------------------
Partnership after the latest to occur of (a) the Partnership's dissolution, determined pursuant to Article XIII, and (b) the date on which the Partnership has received its final distribution from the Fund.

      "NET GAIN OR LOSS" shall mean, with respect to any fiscal period, the
       ----------------
sum of (a) all amounts allocated for such fiscal period to the Partnership pursuant to the Fund Partnership Agreement to the Partnership in its capacity as the general partner of the Fund, (b) net gain or loss from the sale or exchange of the Partnership's capital assets during such fiscal period, (c) gain or loss deemed to have been realized by the Partnership, pursuant to
Section 7.2, on a distribution in kind of its assets during such fiscal period, and (d) other items of income, gain, loss, deduction and expense of the Partnership for such fiscal period that are not included in (a), (b) or
(c), including any income which is exempt from federal income tax, all Partnership losses and all expenses properly chargeable to the Partnership, whether deductible or non-deductible and whether described in Section 705(a)(2)(B) of the Code, treated as so described pursuant to Treasury Regulation Section 1.704-l(b)(2)(iv)(i), or otherwise except for Issuance
                                                      ------ ---
Items. Net Gain or Loss shall be determined in accordance with tax accounting principles rather than generally accepted accounting principles.

      "OFFSHORE FUND" shall mean Conning Insurance Capital International
       -------------
Partners III, a Cayman Islands limited partnership.

      "PARTNERS" shall mean the General Partner and the Limited Partners.
       --------

      "PARTNERSHIP" shall mean Conning Investment Partners Limited
       -----------
Partnership III.

      "PERSON" shall mean any individual, partnership, corporation, trust or
       ------
other entity.

      "PERCENTAGE INTEREST" shall mean, with respect to any Partner and at
       -------------------
any time, the amount set forth at such time opposite such Partner's name in Schedule A under the heading "Percentage Interest."
----------

      "RESTORATION AMOUNT" shall mean, with respect to any Partner and at any
       ------------------
time, (a) any amount of such Partner's Subscription that such Partner has not contributed in cash to the Partnership as of such time; and (b) in the case of the General Partner only, any amounts the General Partner is required to restore to the Funds pursuant to Section 12.6.

      "RETIRED PARTNER" shall have the meaning set forth in Section 15.1.
       ---------------

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from
       --------------
time to time.

      "SHORT-TERM INCOME" shall mean interest and dividend income earned on
       -----------------
temporary investment of capital contributions or distributions received from the Fund(s) which are held by the Partnership pending investment in the Fund(s), disbursement for expenses or distribution to the Partners.

      "SUBSCRIPTION" shall mean, with respect to any Partner, the total
       ------------
amount which such Partner has agreed to contribute to the Partnership as reflected on Schedule A hereto.
             ----------

      "TAX MATTERS PARTNER" shall have the meaning set forth in Section 3.7.
       -------------------

      "TRANSFER" shall mean any transfer, sale, assignment, gift, pledge,
       --------
hypothecation or other disposition of an interest in the Partnership.

                 CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III
                               AMENDMENT NO. 1 TO THE
                 AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

      AGREEMENT OF AMENDMENT, dated as of the 18th day of March, 1994, by and among Conning & Company, the undersigned general partner (the "General Partner"), and the undersigned limited partners, together with any other persons or entities subsequently admitted as limited partners (the "Limited Partners"). The General Partner and the Limited Partners are referred to collectively as the "Partners."

      WHEREAS, by executing the limited partnership agreement of Conning Investment Partners Limited Partnership III, a Delaware limited partnership (the "Partnership") dated as of December 28, 1993, (the "Initial Partnership Agreement"), the Partners formed the Partnership pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act;

      WHEREAS, the Partners caused the Initial Partnership Agreement to be amended and restated in its entirety by adopting the Amended and Restated Limited Partnership Agreement of the Partnership dated March 18, 1994 (the "Restated Agreement"); and

      WHEREAS, the Partners desire to amend the Restated Agreement in the manner set forth below;

      NOW THEREFORE, in consideration of the premises and the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Section 15.2(b) of the Restated Agreement is hereby deleted in its entirety and replaced with the following new Sections 15.2(b), 15.2(c) and 15.2(d).
            "(b) If any Partner withdraws, or is deemed to have withdrawn, from the Partnership at any time before any part of such Partner's Percentage Interest has vested, the Partnership may, but shall not be obligated to, elect to purchase such Partner's interest in the Partnership for an amount equal to the balance in such Partner's Capital Account at the time of such withdrawal. Any such election shall be made by delivery of written notice to that effect signed by the General Partner and delivered to the withdrawing Partner within 120 days after the date of such Partner's withdrawal. If the Partnership elects to purchase the withdrawing Partner's interest in the Partnership, payment to the withdrawing Partner for such Partner's interest shall be made, in cash, within 180 days after the date of such withdrawal."

            "(c) After the withdrawal or deemed withdrawal of any Partner before any part of such Partner's Percentage Interest has vested, if the Partnership does not elect to purchase such former Partner's interest in the Partnership as provided in Section 15.2(b): (1) the balance in such former Partner's Capital Account shall be frozen at an amount equal to the balance in such account as of the date of such former Partner's withdrawal or deemed withdrawal; (2) such former Partner shall receive no allocations from the Partnership for any fiscal period after that withdrawal date; and
      (3) such former Partner shall receive no distributions from the Partnership other than such former Partner's proportionate share, based on the relative Capital Account balances of such former Partner, the General Partner, the Limited Partners and any Retired Partners (determined at the time of distribution), of each distribution made pursuant to Section 12.2 to all Partners in proportion to the positive balances in their respective Capital Accounts."

            "(d) Notwithstanding any other provision of this Agreement, no Partner who has withdrawn or is deemed to have withdrawn from the Partnership before any part of such Partner's Percentage Interest has vested shall be entitled, after the date of such withdrawal, to inspect the Partnership's books or records or to receive any reports or other information from the Partnership except such former Partner's Schedule K-1 to the Partnership's Internal Revenue Service Form 1065 and any equivalent state tax schedules or forms required to enable such former Partner to complete his or her tax returns for any fiscal period during which such former Partner is treated as a partner of the Partnership for tax purposes. Any such former Partner hereby agrees that he or she shall continue to be treated as a partner of the Partnership, solely for tax purposes, until either (1) such former Partner has received the payment for his or her interest in the Partnership provided for under Section 15.2(b) (if the Partnership has elected to purchase such former Partner's interest in the Partnership pursuant to Section 15.2(b)) or (2) such former Partner has received liquidating distributions from the Partnership in aggregate amounts equal to the positive balance in such former Partner's Capital Account (if the Partnership has not so elected)."


      2. Section 8.7 of the Restated Agreement is hereby amended by deleting the word "quarter" in the two instances in which it appears, and replacing that word with the word "year".

      3. Section 14.2 of the Restated Agreement is hereby amended by deleting the reference therein to "Section 17-402(4) or (6)" and replacing that reference with "Section 17-402(a)(4) or (6)".

      4. Section 15.1 of the Restated Agreement is hereby amended (a) by adding, at the beginning of the first sentence thereof, the phrase "Subject to Section 15.2"; and (b) by deleting, from the last sentence thereof, the phrase "set forth above" and replacing that phrase with the phrase "set forth in Schedule B".
   ----------

      5. This Agreement of Amendment may be signed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one Agreement of Amendment.

      6. The amendments set forth in the preceding sections of this Agreement of Amendment shall be effective as of March 18, 1994.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Agreement of Amendment as of the day and year first above written.

                                                GENERAL PARTNER:

                                                CONNING & COMPANY


                                                By: /s/ John B. Clinton
                                                   -----------------------------
                                                Title: Sr. Vice President


                                                LIMITED PARTNERS:

                                                /s/ James T. Bagley
                                                --------------------------------
                                                James T. Bagley

                                                /s/ Thomas A. Byrne
                                                --------------------------------
                                                Thomas A. Byrne

                                                /s/ Stephan L. Christiansen
                                                --------------------------------
                                                Stephan L. Christiansen

                                                /s/ John B. Clinton
                                                --------------------------------
                                                John B. Clinton

                                                /s/ John A. Corroon, Jr.
                                                --------------------------------
                                                John A. Corroon, Jr.

                                                /s/ Walter M. Fiederowicz
                                                --------------------------------
                                                Walter M. Fiederowicz

                                                /s/ Mark E. Hansen
                                                --------------------------------
                                                Mark E. Hansen

                                                /s/ Donald L. McDonald
                                                --------------------------------
                                                Donald L. McDonald

                                                /s/ Gordon G. Pratt
                                                --------------------------------
                                                Gordon G. Pratt

                                                LIMITED PARTNERS

                                                /s/ Gary K. Ransom
                                                --------------------------------
                                                Gary K. Ransom

                                                /s/ David N. Reid
                                                --------------------------------
                                                David N. Reid

                                                /s/ Harold Sandstrom
                                                --------------------------------
                                                Harold Sandstrom

                                                /s/ Joseph D. Sargent
                                                --------------------------------
                                                Joseph D. Sargent

                                                /s/ Thomas D. Sargent
                                                --------------------------------
                                                Thomas D. Sargent

                                                /s/ Fred M. Schpero
                                                --------------------------------
                                                Fred M. Schpero

                                                /s/ William C. Shenton
                                                --------------------------------
                                                William C. Shenton

                                                /s/ M. W. Slayton
                                                --------------------------------
                                                Maurice W. Slayton

                                                /s/ Gerard Vecchio
                                                --------------------------------
                                                Gerard Vecchio

                 CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III
                               AMENDMENT NO. 2 TO THE
                 AMENDED AND RESTATED LIMITED PARRTNERSHIP AGREEMENT



      WHEREAS, Paul S. Goulekas ("Goulekas") and Steven F. Piaker ("Piaker") desire to be admitted as limited partners to the Conning Investment Partners Limited Partnership III Amended and Restated as of March 18, 1994 and as subsequently amended through but not including the date hereof (the "Partnership");

      WHEREAS, Conning & Company, the undersigned general partner (the "General Partner") desires to have Goulekas and Piaker be admitted as limited partners to the Partnership;

      WHEREAS, the General Partner desires, in accordance with Section 4.1 of the Amended and Restated Limited Partnership Agreement of the Partnership dated March 18, 1994 and as subsequently amended through but not including the date hereof (the "Restated Agreement"), to reduce the General Partner's Percentage Interest and increase the Percentage Interests of certain of the Limited Partners;

      NOW THEREFORE, in consideration of the premises and the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Goulekas and Piaker agree to be admitted as limited partners to the Partnership, subject to the terms and conditions of the Restated Agreement, and each of them agrees to contribute to the Partnership his subscription amount as set forth in Schedule A to the Restated Agreement.

      2. Schedule A to the Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Schedule A.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 to the Restated Agreement as of the 17th of April, 1995.


                                                GENERAL PARTNER:

                                                CONNING & COMPANY


                                                By: /s/ Fred M. Schpero
                                                   -----------------------------
                                                Title: Vice President,
                                                       Secretary and CFO

                                                LIMITED PARTNERS:

                                                /s/ Paul S. Goulekas
                                                --------------------------------
                                                Paul S. Goulekas

                                                /s/ Steven F. Piaker
                                                --------------------------------
                                                Steven F. Piaker

                                * * *

Schedule for the general partner and for each limited partner, listing the name, address, total subscription amount and percentage interest of such general or limited partner.

                 CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III
                               AMENDMENT NO. 3 TO THE
                 AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

      WHEREAS, Frank D. Campbell ("Campbell"), Scott E. Daniels ("Daniels"), Claude A. Fongemie ("Fongemie"), Seth C. Miller ("Miller"), Allen A. Mossein ("Mossein"), Stephen R. Pivacek ("Pivacek"), William E. Rotatori ("Rotatori") and Paul J. Sellier ("Sellier") desire to be admitted as limited partners to the Conning Investment Partners Limited Partnership III Amended and Restated as of March 18, 1994 and as subsequently amended through but not including the date hereof (the "Partnership");

      WHEREAS, Conning & Company, the undersigned general partner (the "General Partner") desires to have Campbell, Daniels, Fongemie, Miller, Mossein, Pivacek, Rotatori and Sellier be admitted as limited partners to the Partnership;

      WHEREAS, the General Partner desires, in accordance with Section 4.1 of the Amended and Restated Limited Partnership Agreement of the Partnership dated March 18, 1994 and as subsequently amended through but not including the date hereof (the "Restated Agreement"), to reduce the General Partner's Percentage Interest and increase the Percentage Interests of certain of the Limited Partners;

      NOW THEREFORE, in consideration of the premises and the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

            1. Campbell, Daniels, Fongemie, Miller, Mossein, Pivacek, Rotatori and Sellier agree to be admitted as limited partners to the Partnership, subject to the terms and conditions of the Restated Agreement, and each of them agrees to contribute to the Partnership his subscription amount as set forth in Schedule A to the Restated Agreement.

            2. Schedule A to the Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Schedule A.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 to the Restated Agreement as of the 15th of December, 1995.


                                               GENERAL PARTNER:

                                               CONNING & COMPANY

                                               By: /s/ Fred M. Schpero
                                                  ------------------------------
                                               Title: Vice President, Secretary
                                                      & Chief Financial Officer


                                               LIMITED PARTNERS:

                                               /s/ Frank D. Campbell
                                               ---------------------------------
                                               Frank D. Campbell

                                               /s/ Scott Daniels
                                               ---------------------------------
                                               Scott E. Daniels

                                               /s/ Claude A. Fongemie
                                               ---------------------------------
                                               Claude A. Fongemie

                                               /s/ Seth C. Miller
                                               ---------------------------------
                                               Seth C. Miller

                                               /s/ Allen A. Mossein
                                               ---------------------------------
                                               Allen A. Mossein

                                               /s/ Stephen R. Pivacek
                                               ---------------------------------
                                               Stephen R. Pivacek

                                               /s/ William E. Rotatori
                                               ---------------------------------
                                               William E. Rotatori

                                               /s/ Paul J. Sellier
                                               ---------------------------------
                                               Paul J. Sellier

                                * * *

Schedule for the general partner and for each limited partner, listing the name, address, total subscription amount and percentage interest of such general or limited partner.

        CONNING INVESTMENT PARTNERS LIMITED PARTNERSHIP III
                      AMENDMENT NO. 4 TO THE
        AMENDED AND RESTATED LIMITED PARRTNERSHIP AGREEMENT


     WHEREAS, Sabra R. Brinkmann ("Brinkmann"), Douglas R. Koester ("Koester"), Daniel J. Mainolfi ("Mainolfi"), Michael D. McLellan
("McLellan"), Leonard M. Rubenstein ("Rubenstein") and J. Terri Tanaka ("Tankaka") desire to be admitted as limited parners to the Conning Investment Partners Limited Partnership III Amended and Restated as of March 18, 1994 and as subsequently amended through but not including the date hereof (the "Partnership");

     WHEREAS, Conning & Company, the undersigned general partner (the "General Partner") desires to have Brinkmann, Koester, Mainolfi, McLellan, Rubenstein and Tanaka be admitted as limited partners to the Partnership;

     WHEREAS, the General Partner desires, in accordance with Section 4.1 of the Amended and Restated Limited Patnership Agreement of the Partnership dated March 18, 1994 and as subsequently amended through but not including the date hereof (the "Restated Agreement"), to reduce the General Partner's Percentage Interest and increase the Percentage Interests of certain of the Limited Partners;

     NOW THEREFORE, in consideration of the premises and the agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. Brinkmann, Koester, Mainolfi, McLellan, Rubenstein and Tanaka agree to be admitted as limited partners to the Partnership, subject to the terms and conditions of the Restated Agreement, and each of them agrees to contribute to the Partnership his or her subscription amount as set forth in Schedule A to the Restated Agreement.

      2. Schedule A to the Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the attached Schedule A.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 4 to the Restated Agreement as of the 18th of December, 1996.


                                          GENERAL PARTNER:

                                          CONNING & COMPANY


                                          By: /s/ M. W. Slayton
                                             ----------------------------------
                                          Title:  President


                                          LIMITED PARTNERS:


                                          /s/ Sabra R. Brinkmann
                                          -------------------------------------
                                          Sabra R. Brinkmann




                                          /s/ D. Koester
                                          -------------------------------------
                                          Douglas R. Koester




                                          /s/ Daniel J. Mainolfi
                                          -------------------------------------
                                          Daniel J. Mainolfi




                                          /s/ Michael D. McLellan
                                          -------------------------------------
                                          Michael D. McLellan




                                          /s/ Leonard M. Rubenstein
                                          -------------------------------------
                                          Leonard M. Rubenstein




                                          /s/ J. Terri Tanaka
                                          -------------------------------------
                                          J. Terri Tanaka